DREYFUS TREASURY CASH MANAGEMENT
LETTER TO SHAREHOLDERS
Dear Shareholder:
     For the fiscal year ended July 31, 1995, Class A shares of Dreyfus Treasury Cash Management produced an annualized yield of 5.22% and an annualized effective yield of 5.34% after compounding.* For the Fund's
Class B shares the corresponding yields were 4.97% and 5.08%.
    The strength of the U.S. economy in the fourth quarter of 1994 pushed rates to their peaks by year end. Since then, the U.S. economy has cooled from its torrid pace. As might be expected, this brought about a drop in Treasury rates.
    As far as Government securities are concerned, other factors were at work as well. The evident determination of the Republican Congress to reduce Government spending, and thus hopefully cut the deficit, also had its effect on interest rates. It is too early to tell how effective the talk of budget cutting in Washington will be in the final analysis. However, if it should bring about a lower level of Government borrowing, that would certainly be a major factor in setting interest rates.
    In managing your assets, we lengthened maturities gradually. This was done in anticipation of lower interest rates, which grew more and more likely as the economy gave continued signs of slowing down.
    The Federal Reserve Board, which raised interest rates seven times during 1994 and early 1995 to head off inflation, became concerned that the drop in economic performance might turn into an actual business recession. Accordingly, in early July the Federal Reserve reversed course and made a modest cut in the Federal Funds rate.
    As of this date, the economy has cooled off as compared to the activity that prevailed last year. Thus, the Fed's policies can be viewed as having been successful. Inflation has been held at bay and few experts believe that the "soft landing" will turn into a full-blown economic recession.
    However, the Federal Reserve showed laudable caution in the July reduction of short-term rates. If more of that medicine is needed, the Fed may not hesitate to act accordingly. Nonetheless, the central bank must be ever watchful so that rate-cutting does not rekindle inflation which the Fed has so strenuously sought to avoid.
    The money markets can be seen as having already built in the possibility of further Fed moves to lower interest rates due to current market prices. Our strategy under these circumstances is to remain in the long end of the market as long as necessary, in an effort to maintain high current yields.
    We appreciate the opportunity to put your cash to work in the money market, and will continue to exert our best efforts to attempt to obtain competitive returns on your behalf.
                              Sincerely,

                              Patricia A. Larkin
                              Portfolio Manager
August 24, 1995
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.



DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                     JULY 31, 1995
                                          ANNUALIZED
                                          YIELD ON
                                           DATE OF                 PRINCIPAL
U.S. TREASURY BILLS-55.7%                  PURCHASE                 AMOUNT                        VALUE
                                       ------------          ----------------              -----------------
    8/17/95............................... 5.38%            $   69,880,000                $       69,713,219
    8/31/95.....        .................. 6.04                100,000,000                        99,512,083
    9/7/95................................ 5.41                463,887,000                       461,322,248
    9/14/95............................... 6.08                 50,000,000                        49,639,445
    9/21/95..............................  6.08                100,000,000                        99,164,876
    10/5/95......        ................. 6.05                 15,000,000                        14,841,021
    12/14/95.....        ................. 6.98                 30,000,000                        29,266,500
    12/28/95.....        ................. 5.49                 50,000,000                        48,894,917
    4/4/96.....        ................... 6.27                 50,000,000                        47,974,257
    5/2/96.....        ................... 5.90                100,000,000                        95,745,139
    5/30/96.....        .................. 5.57                 96,832,000                        92,529,528
                                                                                              --------------
TOTAL U.S. TREASURY BILLS
    (cost $1,108,603,233)....................................                                 $1,108,603,233
                                                                                              ==============
REPURCHASE AGREEMENTS-44.1%
Aubrey G. Lanston & Co., Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $237,038,183 (fully collateralized by $243,005,000 U.S. Treasury Bills due 10/19/95,
    value $240,072,740)......................................            5.80%    $   237,000,000    $   237,000,000
Barclays de Zoette Wedd Securities Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $8,301,337 (fully collateralized by $8,095,000 U.S. Treasury Notes, 7.50%, due
    2/29/96, value $8,428,369)...............................            5.80           8,300,000          8,300,000
J.P. Morgan Securities Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $250,040,278 (fully collateralized by $252,791,000 U.S. Treasury Notes, 3.875%, due
    9/30/95, value $254,084,447).............................            5.80         250,000,000        250,000,000
Lehman Government Securities, Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $252,040,740 (fully collateralized by $266,265,000 U.S. Treasury Bills from 10/12/95
    to 6/27/96, value $257,218,018)....................................  5.82         252,000,000        252,000,000
UBS Securities Inc.
    Dated 7/31/95, due 8/1/95 in the amount of $130,480,946 (fully collateralized by $140,000,000 U.S. Treasury Bills due 6/27/96,
    value $133,131,289)......................................            5.78         130,460,000        130,460,000
                                                                                                       --------------
TOTAL REPURCHASE AGREEMENTS
    (cost $877,760,000)......................................                                          $  877,760,000
                                                                                                       ==============
TOTAL INVESTMENTS
    (cost $1,986,363,233).. .......................99.8%                                               $1,986,363,233
                                                 ========                                              ==============
CASH AND RECEIVABLES (NET).........................  .2%                                               $    3,788,727
                                                 ========                                              ==============
NET ASSETS.......        .........................100.0%                                               $1,990,151,960
                                                 ========                                             ===============
                                        See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                                                                     JULY 31, 1995
ASSETS:
    Investments in securities, at value
      (including repurchase agreements of $877,760,000)-Note 1(a,b).........                           $1,986,363,233
    Cash....................................................................                                4,049,783
    Interest receivable.....................................................                                  141,484
                                                                                                      ---------------
                                                                                                        1,990,554,500
LIABILITIES:
    Due to The Dreyfus Corporation..........................................              $392,975
    Due to Distributor......................................................                 9,565            402,540
                                                                                         -----------  ---------------
NET ASSETS..................................................................                           $1,990,151,960
                                                                                                      ==============
REPRESENTED BY:
    Paid-in capital.........................................................                           $1,990,271,531
    Accumulated net realized (loss) on investments..........................                                (119,571)
                                                                                                      ---------------
NET ASSETS at value.........................................................                           $1,990,151,960
                                                                                                      ===============
Shares of Beneficial Interest Outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                            1,951,221,520
                                                                                                      ===============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                               39,050,012
                                                                                                      ===============
NET ASSET VALUE per share:
    Class A Shares
      ($1,951,105,032 / 1,951,221,520 shares)...............................                                    $1.00
                                                                                                                =====
    Class B Shares
      ($39,046,928 / 39,050,012 shares).....................................                                    $1.00
                                                                                                                =====








                                                See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF OPERATIONS                                                                 YEAR ENDED JULY 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                        $106,177,082
    EXPENSES:
      Management fee-Note 2(a)..............................................           $3,914,096
      Distribution fees (Class B shares)-Note 2(b)..........................               98,192
                                                                                       ----------
          TOTAL EXPENSES....................................................                           4,012,288
                                                                                                   -------------
INVESTMENT INCOME-NET.......................................................                         102,164,794
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                           (111,052)
                                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                         $102,053,742
                                                                                                   ==============




















                                            See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED JULY 31,
                                                                               ----------------------------------------
                                                                                        1994                1995
                                                                               ----------------     -------------------
OPERATIONS:
    Investment income-net.............................................     $        76,379,549      $    102,164,794
    Net realized (loss) on investments................................                  (8,519)            (111,052)
                                                                               ----------------     ----------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              76,371,030           102,053,742
                                                                               ----------------     ----------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..................................................             (76,172,112)        (100,104,947)
      Class B shares..................................................                (207,437)          (2,059,847)
    Net realized gain on investments:
      Class A shares..................................................                 (43,474)             ---
      Class B shares..................................................                 ---                  ---
                                                                               ----------------     ----------------
          TOTAL DIVIDENDS.............................................             (76,423,023)        (102,164,794)
                                                                               ----------------     ----------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares..................................................          19,349,325,990        16,731,857,418
      Class B shares..................................................              55,465,288           197,651,509
    Dividends reinvested:
      Class A shares..................................................              12,706,563            23,045,530
      Class B shares..................................................                  86,022               904,432
    Cost of shares redeemed:
      Class A shares..................................................         (19,786,003,593)     (16,786,271,189)
      Class B shares..................................................             (34,940,958)        (180,116,281)
                                                                               ---------------      ----------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS.....................................            (403,360,688)         (12,928,581)
                                                                               ---------------      ----------------
            TOTAL (DECREASE) IN NET ASSETS............................            (403,412,681)         (13,039,633)
NET ASSETS:
    Beginning of year.................................................           2,406,604,274         2,003,191,593
                                                                               ---------------      ----------------
    End of year.......................................................       $   2,003,191,593    $    1,990,151,960
                                                                               ===============    ==================




                                               See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                   CLASS A SHARES                                CLASS B SHARES
                         -------------------------------------------------------             --------------------
                                                                                                  YEAR ENDED
                                                 YEAR ENDED JULY 31,                               JULY 31,
                         -------------------------------------------------------             --------------------
PER SHARE DATA:                          1991      1992     1993    1994      1995            1994(1)      1995
                                       --------  --------  ------- -------- ---------         -------     -----
    Net asset value, beginning of year $ .9999   $1.0000   $1.0000  $1.0000   $1.0000         $1.0000     $1.0000
                                      --------  --------  --------   --------   --------      --------   --------
    INVESTMENT OPERATIONS:
    Investment income-net...........    .0688     .0452     .0310   .0322      .0522           .0177        .0497
    Net realized gain (loss)
        on investments                  .0001       -         -        -      (.0001)            -        (.0001)
                                      --------  --------   -------  -------- ---------       -----       --------
      TOTAL FROM
          INVESTMENT OPERATIONS.....    .0689     .0452     .0310   .0322      .0521           .0177        .0496
                                      --------   --------  -------- -------- ---------         -----     --------
    DISTRIBUTIONS:
    Dividends from investment
      income-net....................   (.0688)   (.0452)   (.0310) (.0322)    (.0522)         (.0177)     (.0497)
    Dividends from net realized gain
      on investments................     -        -            -      -          -                -             -
                                     --------  --------   -------- --------  ---------       --------    --------
      TOTAL DISTRIBUTIONS...........  (.0688)   (.0452)    (.0310) (.0322)    (.0522)         (.0177)     (.0497)
                                    --------   --------   -------- -------  ---------       --------     --------
    Net asset value, end of year.... $1.0000   $1.0000     $1.0000  $1.0000 $  .9999          $1.0000    $  .9999
                                     =======  ========     ======== ======== ========        =========  =========
TOTAL INVESTMENT RETURN.............   7.10%    4.62%        3.14%   3.27%     5.34%         3.22%(2)       5.08%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
       net assets                       .20%     .20%         .20%    .20%            .20%    .45%(2)        .45%
    Ratio of net investment income to
      average net assets............   6.75%    4.45%        3.12%   3.18%           5.22%   3.33%(2)       5.24%
    Decrease reflected in above expense
      ratios due to undertaking by
the Manager.                             06%    .05%         .04%     .01%             -        -               -
    Net Assets, end of
      year (000's Omitted)       $2,643,267 $4,103,056   $2,406,604 $1,982,582   $1,951,105   $20,610     $39,047
(1)    From January 10, 1994 (commencement of initial offering) to July 31, 1994.
(2)    Annualized.



                                                    See notes to financial statements.

DREYFUS TREASURY CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares, which are sold to the public without a sales load. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
DREYFUS TREASURY CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
    The Fund has an unused capital loss carryover of approximately $22,500 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to July 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through July 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the average daily value of the Fund's net assets and is payable monthly.
    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the net assets for any full fiscal year.
    Currently, due to an undertaking, the Manager, and not the Fund, is liable for all expenses of the Fund (excluding certain expenses as described above) other than management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    The Manager may modify the existing undertaking provided that the Fund's shareholders are given 90 days prior notice.
    (B) On August 5, 1994, Fund shareholders approved a revised Class B Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Plan, effective August 24, 1994, the Fund
(a) reimburses the Distributor for distributing the Fund's Class B shares and
(b) pays The Dreyfus Corporation and Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by the shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.
DREYFUS TREASURY CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    During the period from August 1, 1994 through August 23, 1994, the Fund's Service Plan ("prior Class B Service Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets, for costs and expenses in connection with advertising, marketing and distributing Class B shares and for providing certain services to holders of Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's Class B shares owned by clients of the Service Agent.
    During the year ended July 31, 1995, $95,150 was charged to the Fund pursuant to the Plan and $3,042 was charged to the Fund pursuant to the prior Class B Service Plan.
    (C) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives an annual fee of $3,000 and an attendance fee of $500 per meeting.




DREYFUS TREASURY CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS TREASURY CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus Treasury Cash Management, including the statement of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Treasury Cash Management at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                             (ERNST & YOUNG SIGNATURE LOGO)
New York, New York
August 31, 1995
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 40.67% of the ordinary income dividends paid during its fiscal year ended July 31, 1995 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for income tax purposes in most states, including New York, California and the District of Columbia.
DREYFUS TREASURY
CASH MANAGEMENT
200 PARK AVENUE
NEW YORK, NY 10166
MANAGER
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NY 10166
CUSTODIAN
THE BANK OF NEW YORK
90 WASHINGTON STREET
NEW YORK, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
THE SHAREHOLDER SERVICES GROUP, INC.
P.O. BOX 9671
PROVIDENCE, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.







Printed in U.S.A.                        521/673AR957
DREYFUS
TREASURY
CASH
MANAGEMENT







ANNUAL REPORT
JULY 31, 1995